Exhibit 10.12

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of September 5th, 2017, is by and between Avant Diagnostics, Inc., a Nevada corporation with offices located at 217 Perry Parkway, Suite 8, Gaithersburg, MD, 20877 (the “Company”), and Anand Gokel (the “Buyer”).

RECITALS

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B. The Company has authorized a new series of senior secured convertible notes of the Company substantially in the form attached hereto as Exhibit A (the “Notes”), which Notes shall be convertible into shares of the Company’s Common Stock (as defined below) or shares of series A convertible preferred stock, par value $0.001 per shares (the “Preferred Stock”) of the Company (such shares issuable pursuant to the terms of the Notes upon conversion or otherwise, collectively, the “Note Conversion Shares”), in accordance with the terms of the Notes. The Preferred Stock shall have such rights, preferences and designations as set forth in the certificate of designations to be filed with the Nevada Secretary of State after the Closing Date.

C. Pursuant to the purchase of the Notes, the Company will issue to the Buyer: (i) certain warrants substantially in the form attached hereto as Exhibit B (the “Warrants”), which Warrants shall be exercisable into shares of Common Stock (as defined below) of the Company (such shares issuable pursuant to the terms of the Notes upon conversion or otherwise, collectively, the “Warrant Conversion Shares”), in accordance with the terms of the Warrants; and (ii) certain Purchase Rights substantially in the form attached hereto as Exhibit C (the “Purchase Rights”), which Purchase Rights shall be exercisable into shares of Common Stock (as defined herein) of the Company (such shares issuable pursuant to the terms of the Purchase Rights upon conversion or otherwise, collectively, the “Purchase Rights Conversion Shares”), in accordance with the terms of the Purchase Rights.

D. The Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, Notes in the aggregate amount of $75,000.00.

E. The Notes, the Note Conversion Shares, the Warrants, the Warrant Conversion Shares, the Purchase Rights and the Purchase Rights Conversion Shares are collectively referred to herein as the “Securities.”

F. The Notes will rank senior to all outstanding and future indebtedness of the Company, and its Subsidiaries (as defined below) and the Notes will be secured by a first priority perfected security interest in the Collateral. This security will be evidenced by a Pledge Agreement in the form attached as Exhibit D.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.  PURCHASE AND SALE OF NOTES.

(a)  Purchase of Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company on the First Closing a Note in the original principal amount of $75,000.

(b)  First Closing. The date of the Closing (the “Closing Date”) shall be September 5th, 2017 on which (or such other date as is mutually agreed to by the Company and the Buyer). As may be used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c)  Form of Payment. On the Closing Date, the Buyer shall pay $75,000 to the Company for the Note to be issued and sold to the Buyer, by wire transfer of immediately available funds. and the Company shall deliver to the Buyer a Note in the principal amount of $75,000.

(d)  Bonus Equity. Upon delivery of the purchase price for the Notes on the Closing Date, the Company shall issue to the Buyer one share of the Company’s common stock for every $0.50 of purchased Note.

(e)  No Variable Rate Transactions. While the Note is due and payable, the Company shall not enter into any variable rate transactions. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

(f)  Optional Redemption. Following the six (6) month anniversary of the Closing Date, the Holder shall have the option to call on the Company for the redemption of the Note from the Holder, provided that the Company has raised sufficient funds to repay this Note. In the event of such optional redemption, the Holder shall be paid in the full principal amount and all other accrued and unpaid interest to the date of redemption.

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(g)  Piggyback Registration Rights. The Company shall include on the next registration statement the Company files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares of Common Stock issuable upon conversion of the Note and all shares issuable upon exercise of the Warrant and Purchase Rights, and the bonus equity shares granted (the “Registrable Securities”). Failure to do so will result in liquidated damages of 25% of the outstanding principal balance of the Note, but not less than $100,000, being immediately due and payable to the Purchaser at its election in the form of cash payment provided however if the reason for such non-registration of all or any portion of the Registrable Securities is the result of either (i) in the case of an underwritten offering, the managing underwriter as set forth below or (ii) SEC Guidance (as defined below) under Rule 415 or similar rule which limits the number of Registrable Securities which may be included in a registration statement with respect to Buyer, no liquidated damages will be due and payable in to Buyer as set forth above. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to keep such registration statement continuously effective under the 1933 Act until the first to occur of (A) the date that is one (1) year from the date the registration statement is declared effective by the SEC (the “Cut-Off Date”) and (B) the date that all Registrable Securities covered by such registration statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (the “Effectiveness Period”). Notwithstanding the registration obligations set forth in this Section, if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly inform Buyer and use its commercially reasonable efforts to file amendments to any registration statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form 5-1 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with any (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act (collectively, “SEC Guidance”), including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages set forth above, if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular registration statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows: (i) First, the Company shall reduce or eliminate any securities to be included by any person other than Buyer; (ii) Second, subject to written approval by Buyer, the Company shall reduce the Registrable Securities. In the event of a cutback hereunder, the Company shall give the Buyer at least five (5) Business Days prior written notice. In the event the Company amends the any registration statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form 5-1 or such other form available to register for resale those Registrable Securities that were not registered on any prior registration statement filed with the SEC. In addition, if any rights granted pursuant to this Section involves the inclusion of securities in connection with an underwritten offering, and the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall advise the Company that, in its opinion, the number of securities requested and otherwise proposed to be included on such registration statement exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such Registration to the extent of the number which the Company is so advised can be sold in such offering, first, the securities the Company proposes to sell for its own account on such registration statement and second, the Registrable Securities of the Buyer requesting to be included on such registration statement.

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(j)  Pledge Agreement. The Company shall grant a security interest in all of its assets (“Collateral”) to Holder to secure Company’s repayment of the Note. The security interest shall be memorialized in the Pledge Agreement and shall be in such form as attached hereto as Exhibit D.

(k)  Future Financing. While the Note is due and payable, any future fmancing by Company, whether in debt or equity, shall require prior written consent of holders of a majority of the Notes.

2. ISSUANCE OF THE WARRANTS AND PURCHASE RIGHTS.

(a)  Issuance of the Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue to the Buyer, at any closing Warrants to purchase common shares of the Company at $0.06 (six cents) per share. The amount of the warrants shall equal 200% (two hundred percent) of the principal of the issued Note and warrants shall be exercisable for a period of three (3) years from the respective closing date and shall be in such form as attached hereto as Exhibit B.

(b)  Issuance of the Purchase Rights. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue, at any closing, to the Buyer Purchase Rights to purchase common shares of the Company at $0.06 (six cents) per share. The amount of the Purchase Rights shall equal 800% (eight hundred percent) of the principal of the issued Note and the Purchase Rights shall be exercisable for a period of thirty-six (36) months from the respective closing date and shall be in such form as attached hereto as Exhibit C. The shares issued in connection with Purchase Rights cannot be sold into the market for a period of eighteen (18) months from the respective closing date.

3. BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

(a)  Organization; Authority. The Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)   No Public Sale or Distribution. The Buyer (i) is acquiring its Note, Warrant and Purchase Rights and (ii) upon conversion and/or exercise of its Note, Warrant and/or Purchase Rights will acquire the Note Conversion Shares, the Warrant Conversion Shares and/or the Purchase Rights Conversion Shares, issuable upon conversion and/or exercise thereof, respectively, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, the Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof

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(c)  Accredited Investor Status. At the time the Buyer was offered the Securities, it was, and as of the date hereof it is, and as of the Closing Date and on each date on which it converts the Notes or exercises any Warrants or Purchase Rights, it will be an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

(d)  Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(e)   Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained herein. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f)   No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)  Transfer or Resale. The Buyer understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) except as otherwise set forth herein, neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and if the Buyer effects a pledge of Securities, the Buyer will not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(g).

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(h)   Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and shall constitute the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)  No Conflicts. The execution, delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

(j)  Experience of the Buyer. The Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(k)  General Solicitation. Such Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Buyer that, as of the date hereof and as of the Closing Date:

(a)  Organization and Qualification. The Company is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authority to carry on its business as now being conducted and as presently proposed to be conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). “Subsidiaries” means any Person in which the Company, directly or indirectly, controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

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(b)  Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company’s board of directors or other governing body, as applicable, and (other than the potential filing with the SEC of a Form D and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law and public policy, and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. “Transaction Documents” means, collectively, this Agreement, the Notes, the Warrants, the Purchase Rights, any Pledge documents creating a security interest in the assets of the Company, and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)  Issuance of Securities. The issuance of the Notes are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. Upon issuance or conversion in accordance with the Notes, Warrants, or Purchase Rights, the Note Conversion Shares, Warrant Conversion Shares, and/or Purchase Right Conversion Shares, respectively, when issued and payment is made, if required, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Buyer in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)  No Conflicts. Except as otherwise set forth on Schedule 4(d), the execution, delivery and performance of the Transaction Documents by the Company and its Subsidiaries and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein), By-Laws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company , or any capital stock or other securities of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected other than, in the case of clause (ii) above, such conflicts, defaults or rights that could not reasonably be expected to have a Material Adverse Effect.

(e)  Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the potential filing with the SEC of any periodic report under the Company’s reporting obligations or a Form D and any other filings as may be required by any federal or state securities agencies or the filing of any registration statement pursuant to which the Buyer shall have any registration rights as contemplated by this Agreement), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the First Closing Date, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multinational organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

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(f)  No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the 1933 Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(g)  No Undisclosed Events, Liabilities, Developments or Circumstances. Except as otherwise set forth on Schedule 4(g), no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form 5-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on the Buyer’s investment hereunder or (iii) could have a Material Adverse Effect.

(h)  Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Articles of Incorporation or Articles of Incorporation or bylaws, respectively. Except as otherwise set forth on Schedule 4(h), neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect.

(i)  Transfer Taxes. On a closing date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to the Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(j)  Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(k)  Money Laundering. The Company and its Subsidiaries are in material compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

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(1)  No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(m)  Other Covered Persons. The Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyer or potential purchasers in connection with the sale of any Securities.

(n)  Shell Company Status. The Company was an issuer identified in, or subject to, Rule 144(i).

5.  COVENANTS.

(a)  Reasonable Best Efforts. The Buyer shall use its reasonable best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its reasonable best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)  Regulatory Filings. The Company shall make all necessary filings with respect to the Securities as required under securities laws. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyer.

(c)  Reporting Status. Subsequent to the closings, the Company shall use its best efforts to timely file all reports required to be filed with the SEC pursuant to the 1934 Act.

(d)  Use of Proceeds. The Company will use the proceeds from the sale of the Securities for general corporate purposes.

(e)  Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC (if applicable) fees or broker’s commissions (other than for Persons engaged by the Buyer) relating to or arising out of the transactions contemplated hereby. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyer.

(f)  Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by the Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Investor effecting a pledge of Securities will not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document.

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(g)  Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(h)  Conversion and/or Exercise Procedures. The form of Conversion Notice (as defined in the Notes) included in the Notes and the Exercise Notice (as defined in the Warrants and Purchase Rights) included in each of the Warrants and Purchase Rights, respectively, set forth the totality of the procedures required of the Buyer in order to convert the Notes and/or exercise the Warrants and/or Purchase Rights, respectively. The Company shall honor conversions of the Notes and/or exercise of the Warrants and/or Purchase Rights, respectively, and shall deliver the Note Conversion Shares, the Warrant Conversion Shares and/or the Purchase Rights Conversion Shares, respectively, in accordance with the terms, conditions and time periods set forth in the Notes, the Warrants and the Purchase Rights, respectively.

(i)  Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(j)  General Solicitation. None of the Company, any of its affiliates (as defmed in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(k)  No Short Sales. So long as any Securities remain outstanding, the Buyer (or its successors or assigns) (the “Restricted Persons”) shall not, directly or indirectly, engage in any “Short Sales” of the Common Stock (other than any sale marked “short exempt” or any sale of shares deemed to be held “long” hereunder). For purposes hereof, “Short Sales” shall mean “short sales” as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act (other than any sale marked “short exempt” or any sale of shares deemed to be held “long” hereunder). Notwithstanding the foregoing, no “Short Sale” or “short” position shall be deemed to exist, as a result of any failure by the Company (or its agents) to deliver Note Conversion Shares upon conversion of the Notes, Warrant Conversion Shares and/or Purchase Right Conversion Shares upon the exercise of the Warrants and/or Purchase Rights, as applicable, or to timely remove any legend from any such securities, to the Restricted Person converting such Notes, exercising such Warrants and/or Purchase Rights or removing legends from any shares of Common Stock issuable upon conversion and/or exercise, as applicable. For purposes of determining whether the Restricted Person is deemed to have a “long” position in the Common Stock, at any given time of determination, the Restricted Person shall be deemed to hold “long” all Common Stock that is either (i) then owned by the Restricted Person, if any, or (ii) issuable to the Restricted Person as Note Conversion Shares, Warrant Conversion Shares, and/or Purchase Right Conversion Shares, as applicable, pursuant to the terms of the Notes, Warrants and/or Purchase Rights, respectively then held by the Restricted Person, if any, pursuant to a valid Conversion Notice and/or Exercise Notice delivered to the Company on or prior to the applicable time of determination. Notwithstanding the foregoing, nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person from selling “long” (as defmed under Rule 200 promulgated under Regulation SHO under the 1934 Act) the Securities or any other Common Stock then owned by the Restricted Person.

5.  REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)  Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder of Securities), a register for the Notes, Warrants and Purchase Rights in which the Company shall record the name and address of the Person in whose name the Notes, Warrants and Purchase Rights have been issued (including the name and address of each transferee), the principal amount of the Notes and the number of shares represented by the Warrants and Purchase Rights, respectively, held by the Person and the number of Note Conversion Shares issuable pursuant to the terms of the Notes and number of Warrant Conversion Shares and Purchase Right Conversion Shares issuable pursuant to the terms of the Warrants and/or the Purchase Rights, as applicable, held by the Person. The Company shall keep the register open and available at all times during business hours for inspection of the Buyer or its legal representatives.

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(b)  Legends. The Buyer understands that the Securities have been issued (or will be issued in the case of the Note Conversion Shares, Warrant Conversion Shares, or Purchase Right Conversion Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(c)  Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the 1933 Act (a “Registration Statement”), (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Buyer’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Buyer provides the Company with an opinion of counsel to the Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) Business Days (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date the Buyer delivers such legended certificate representing such Securities to the Company) following the delivery by the Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Buyer as may be required above in this Section 5(d), as directed by the Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such securities are DTC eligible and such Securities are Note Conversion Shares, Warrant Conversion Shares, or Purchase Right Conversion Shares, credit the aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of the Buyer or its designee (the date by which such credit is so required to be made to the balance account of the Buyer’s or the Buyer’s designee with DTC or such certificate is required to be delivered to the Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to the Buyer or the Buyer’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

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(d)  Failure to Timely Deliver; Buy-In. If the Company fails to, for any reason or for no reason, to issue and deliver (or cause to be delivered) to the Buyer (or its designee) by the Required Delivery Date, either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or the Company’s securities are not DTC eligible, a certificate for the number of Note Conversion Shares, Warrant Conversion Shares, or Purchase Right Conversion Shares to which the Buyer is entitled and register such Note Conversion Shares, Warrant Conversion Shares, or Purchase Right Conversion Shares on the Company’s share register or, (II) if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the balance account of the Buyer or the Buyer’s designee with DTC for such number of Note Conversion Shares, Warrant Shares, or Purchase Right Shares submitted for legend removal by the Buyer pursuant to Section 5(d) above (the event described in the immediately foregoing clause (I) above, a “Delivery Failure”),then, in addition to all other remedies available to the Buyer, the Company shall pay in cash to the Buyer on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 2% of the product of (A) the sum of the number of shares of Common Stock not issued to the Buyer on or prior to the Required Delivery Date and to which the Buyer is entitled, and (B) any trading price of the Common Stock selected by the Buyer in writing as in effect at any time during the period beginning on the date of the delivery by the Buyer to the Company of the applicable Note Conversion Shares, Warrant Conversion Shares, or Purchase Right Conversion Shares and ending on the applicable Share Delivery Date. In addition to the foregoing, if on or prior to the Required Delivery Date either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the Company shall fail to issue and deliver a certificate to the Buyer and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit the balance account of the Buyer or the Buyer’s designee with DTC for the number of shares of Common Stock to which the Buyer submitted for legend removal by the Buyer pursuant to Section 5(d) above (ii) below or (II) a Delivery Failure occurs, and if on or after such Trading Day the Buyer purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Buyer of shares of Common Stock submitted for legend removal by the Buyer pursuant to Section 5(d) above that the Buyer anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the Buyer’s request and in the Buyer’s discretion, either (i) pay cash to the Buyer in an amount equal to the Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any, for the shares of Common Stock so purchased) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit the Buyer’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to the Buyer a certificate or certificates or credit the balance account of the Buyer or the Buyer’s designee with DTC representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to the Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Note Conversion Shares, Warrant Shares, or Purchase Right Shares that the Company was required to deliver to the Buyer by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price (as defined in the Notes) of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Buyer to the Company of the applicable Note Conversion Shares, Warrant Shares, or Purchase Right Shares and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit the Buyer’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Delivery Failure, this Section 5(e) shall not apply to the Buyer to the extent the Company has already paid such amounts in full to the Buyer with respect to such Delivery Failure, as applicable, pursuant to the analogous sections of the Note held by the Buyer.

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6.  CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)  The obligation of the Company hereunder to issue and sell the Notes to the Buyer at any Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(i)  The Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii)  The Buyer shall have delivered to the Company the Purchase Price for the Note being purchased by the Buyer at the Closing by wire transfer of immediately available.

(iii)  The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

7.  CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

(a)  The obligation of the Buyer hereunder to purchase its Note at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)  The Company shall have duly executed and delivered to the Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to the Buyer a Note being purchased by the Buyer at any Closing pursuant to this Agreement; and

(ii)  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

8. MISCELLANEOUS.

(a)  Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)  Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)  Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof’ and words of like import refer to this entire Agreement instead of just the provision in which they are found.

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(d)  Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to the Buyer, or collection by the Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of the Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of the Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to the Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by the Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e)  Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyer, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by the Buyer with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer.

(f)  Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail; or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Avant Diagnostics, Inc.

217 Perry Parkway

Suite 8

Gaithersburg, MD 20977

Attention: Philippe Goix, Chief Executive Officer

With a copy (for informational purposes only) to:

Sheppard, Mullin, Richter & Hampton LLP

30 Rockefeller Plaza, 39th Floor

New York, New York 10112

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Telephone: (212) 653-8700

Facsimile: (917) 438-6137

Attn: Stephen A. Cohen, Esq.

E-Mail: scohen@sheppardmullin.com

If to the Buyer, to its address, e-mail address and facsimile number set forth on the Schedule of Buyers, with copies to the Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. The Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be a buyer hereunder with respect to such assigned rights.

(h)  No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)  Survival. The representations, warranties, agreements and covenants shall survive any closing. The Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)  Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)  Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. It is expressly understood and agreed that for all purposes of this Agreement, and without implication that the contrary would otherwise be true, neither transactions nor purchases nor sales shall include the location and/or reservation of borrowable shares of Common Stock.

(1)  Remedies. The Buyer and in the event of assignment by the Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

(m)  Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then the Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(n)  Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

[signature pages follow]

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IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

AVANT DIAGNOSTICS, INC.

By:	/s/ Philippe Goix
Name: Philippe Goix
Title: Chief Executive Officer

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IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

By	/s/ Anand Gokel
Name: Anand Gokel
Title: Individual

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EXHIBIT A

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

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EXHIBIT B

WARRANTS

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EXHIBIT C

PURCHASE RIGHTS

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EXHIBIT D

PLEDGE AGREEMENT

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AVANT DIAGNOSTICS, INC. DISCLOSURE SCHEDULE

This disclosure schedule (this “Disclosure Schedule”) delivered by Avant Diagnostics, Inc., a Nevada corporation (the “Company”) has been prepared in connection with the Securities Purchase Agreement (the “Agreement”) dated as of September 1, 2017 by and among the Company and each buyer identified on the signatures pages thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

This Disclosure Schedule sets forth items the disclosure of which are necessary or appropriate either in response to an express disclosure requirement contained in a provision of the Agreement or as an exception to one or more of the Company’s representations or warranties contained in Article 4 of the Agreement. Any information set forth in one section of this Disclosure Schedule will be deemed to apply to all other sections or subsections of the Agreement to the extent that such disclosure is applicable to such other section(s) or subsection(s) on its face without additional investigation.

Headings inserted in the sections or subsections of this Disclosure Schedule are for convenience of reference only and shall not have the effect of amending or changing the express terms of the sections or subsections as set forth in the Agreement.

The mere inclusion of any item in any section or subsection of this Disclosure Schedule as an exception to any representation or warranty or otherwise shall not be deemed to constitute an admission by the Company including that such item was required to be disclosed, or to otherwise imply (i) that any such item has had or would reasonably be expected to have a Material Adverse Effect or otherwise represent an exception or material fact, event or circumstance for the purposes of the Agreement, (ii) that such item is or was material under federal or state securities laws, (iii) that such item is or was outside the Company’s course of business, or (iv) that such item meets or exceeds a monetary or other threshold specified for disclosure in the Agreement. Notwithstanding the foregoing, no disclosure included in any section of this Disclosure Schedule will contravene or vary the text of the representations and warranties set forth in the Agreement. Nothing this Disclosure Schedule shall constitute an admission of any liability or obligation of the Company or any other party to any third party or shall confer or give to any third party any remedy, claim, liability, reimbursement, cause of action, or other right.

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Schedule 4(d)

In connection with certain convertible promissory notes issued by the Company between May 2016 and the date of this Agreement, the Company is required to obtain the consent of certain noteholders in connection with their investment. The Company is currently working with these investors to obtain the proper consents in connection with the transactions contemplated by this Agreement.

Schedule 4(g)

See a description of all subsequent events included in the Form 10-Q for the quarter ended June 30, 2016, as filed with the Securities and Exchange Commission in September 2017.

The Company has been sued by its former legal counsels for past due fees for services rendered. The Company is working with the former counsels to settle all disputes.

The Company is currently in default under its lease agreement for its Gaithersburg, MD facility. Schedule 4(h)

The Company is currently in default under its obligations for its CLIA license in the State of Maryland.

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